NOTICE DATED MARCH 21, 2017
For the following variable annuity contracts:

Allianz Retirement Pro®
Allianz Retirement Pro® New York
Allianz Retirement AdvantageSM
Allianz Retirement AdvantageSM New York

ISSUED BY
Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York
and Allianz Life Variable Account B or Allianz Life of NY Variable Account C (collectively, "Allianz Life")
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

The Investment Option listed below will be available in the Contracts referenced above, effective May 1, 2017*

Investment Option	Investment Management Company
PIMCO VIT Long-Term U.S. Government Portfolio	Pacific Investment Management Company LLC
The PIMCO VIT Long-Term U.S. Government Portfolio ("PIMCO Portfolio") will be available to Retirement Pro and Retirement Pro New York Contracts with the Base Account and the Income Advantage Account (within Allocation Group 3). The PIMCO Portfolio will also be available to Retirement Advantage and Retirement Advantage New York Contracts with the Portfolio Choice Account, Retirement Protection Account and the Heritage Account (in Allocation Group 3). The PIMCO Portfolio will not be available to Contracts with any other optional living benefits not currently being offered.
*based upon state approval in New York
The following table includes the investment adviser, investment objective, and primary investments for the PIMCO Portfolio.
Investment Management Company and Adviser/Subadviser	Investment Option Name	Asset Class	Investment Objective	Principal Investment Strategies (Normal market conditions)
PIMCO
Pacific Investment Management Company LLC	PIMCO VIT Long-Term U.S. Government Portfolio	Speciality	Maximum total return, consistent with preservation of capital and prudent investment management
At least 80% of assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives. May also invest in other types of fixed income instruments.

Annual Operating Expenses:
Investment Option	Management fees	Rule 12b‑1 fees	Service fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
PIMCO
PIMCO VIT Long-Term U.S. Government Portfolio	0.475	–	0.15	.09	–	0.715

Please see the Investment Option prospectus for any additional information regarding the Investment Option.
PRO-006-0416